UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 Spirit Airlines, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 ☐ Fee paid previously with preliminary materials.

Spirit Airlines Disagrees with ISS Recommendation on Proposed Transaction with Frontier Spirit Continues to Unanimously Recommend Stockholders to Vote FOR the Merger on the WHITE Proxy Card ISS Focus on JetBlue Reverse Termination Fee Proposal Fails to Adequately Weigh the Lengthy Timetable and Elevated Business Disruption Risk of JetBlue Transaction ISS Also Acknowledges “Robust Strategic Rationale” of Frontier-Spirit Transaction and “Easier Glide Path to Obtain Regulatory Approval” ISS Points Out the “Defensive” and “Opportunistic” Nature of JetBlue Proposal and Recommends Spirit Stockholders DO NOT VOTE on JetBlue Proxy Card MIRAMAR, Fla., May 31, 2022 – Spirit Airlines, Inc. (“Spirit” or the “Company”) (NYSE: SAVE) today commented on a report from Institutional Shareholder Services (“ISS”) regarding the Company’s definitive merger agreement with Frontier Group Holdings, Inc. ("Frontier") (NASDAQ: ULCC), parent company of Frontier Airlines, Inc. “We disagree with ISS’ recommendation against the Frontier-Spirit merger, which we continue to believe is in the best interest of Spirit stockholders. ISS appears overfocused on the absence of a reverse termination fee in that deal, and we have consistently maintained (as ISS also acknowledges) that the JetBlue proposal carries significantly greater regulatory obstacles, and JetBlue absolutely should pay Spirit stockholders more to compensate for that risk,” said Ted Christie, President and CEO of Spirit. “During the extensive discussions held between Spirit and JetBlue, JetBlue admitted that a lawsuit from DOJ seeking to block a merger with Spirit was a 100% certainty; therefore, JetBlue would have to prevail in or settle DOJ litigation in order to consummate the deal. Moreover, ISS did not recognize the elevated business disruption that Spirit would face from a lengthy review and litigation process ultimately resulting from a failed transaction with JetBlue after 18-24 months, nor did it adequately weigh the loss of substantial value Spirit stockholders otherwise would have received in a merger between Spirit and Frontier. We continue to believe the reverse termination fee is a moot point because there is nothing stopping JetBlue from walking away after achieving their goal of disrupting the Spirit-Frontier combination. “Further, we disagree with ISS’ characterization that stockholders can reinvest the cash proceeds from a JetBlue transaction to maintain exposure to the airline industry recovery. Spirit stockholders would not receive $30 of cash per share for up to two years, if ever, during which time the airline industry recovery may have delivered value for stockholders that far exceeds JetBlue’s capped, inadequate and highly opportunistic offer. In contrast, the Frontier combination presents a compelling value creation opportunity due to the combination of cash and stock consideration, which gives our stockholders the chance to participate in the upside of the post-pandemic recovery in the airline industry upon close and benefit from up to $500 million in annual run-rate operating synergies. “ISS also recommends Spirit stockholders do not vote JetBlue’s proxy card, indicating ISS still sees a potential path forward for Spirit to merge with Frontier. Overall, we ask our stockholders not to be distracted by JetBlue’s highly conditional tender offer, and our Board continues to unanimously recommend that Spirit stockholders vote FOR the merger proposal with Frontier,” said Christie.

ISS Acknowledges that Frontier Transaction Has “Robust Strategic Rationale” and “Easier Glide Path to Obtain Regulatory Approval”; Calls JetBlue Offer “Defensive” and Opportunistic” In its report, ISS highlights: • “The Frontier offer does have a sound strategic rationale, as the combined company will be the fifth largest U.S. airline and largest ultra-low cost carrier, and the equity component of the merger consideration would allow shareholders to participate in the potential upside of the combined company.” • “Spirit's argument that the proposed transaction with Frontier has an easier glide path to obtain regulatory approval than JetBlue's proposed transaction does appear reasonable. While a transaction with Frontier does eliminate the largest ULCC competitor to Frontier, it would create an overall larger ULCC with a more robust nationwide network.” • “JetBlue's proposal arguably faces more complex regulatory headwinds, particularly given the ongoing DOJ lawsuit against the NEA.” • “JetBlue's proposal would likewise remove the largest ULCC from the market, whose planes would be retrofitted to JetBlue standards, resulting in less seats per plane and therefore removing capacity from the market; JetBlue fares are also typically higher than Spirit's.” • “[JetBlue’s offer] is clearly a defensive offer that may also prove to be opportunistic, given that Spirit traded above $33.00 for a sustained period in 2021.” • “The board's view that more patient shareholders would reap greater benefits by staying invested in a combined Frontier/Spirit could prove out over time, as there is robust strategic rationale for the proposed merger.” • “Investors reacted positively to the merger announcement with Frontier, driving the SAVE share price up by 17.2 percent to close at $25.46 per share, compared to a 2.8 percent rise in the US Global Jets Index and a 0.3 percent decline in the Russell 3000 Index on the same day.” Merger Agreement with Frontier As previously announced, Spirit Airlines, Inc. entered into a merger agreement with Frontier Group Holdings, Inc. on February 5, 2022. The merger is expected to close in the second half of 2022, subject to satisfaction of customary closing conditions, including completion of the regulatory review process and approval by Spirit stockholders. The Spirit Board of Directors unanimously recommends that stockholders vote FOR all proposals relating to the transaction with Frontier. Your Vote Is Important The Spirit Board of Directors strongly recommends you vote “FOR” the merger on the WHITE proxy card today. For more information on how to vote for the merger, please call the Company’s proxy solicitor, Okapi Partners, on their toll-free number 855-208-8903 or email info@okapipartners.com. About Spirit Airlines Spirit Airlines (NYSE: SAVE) is committed to delivering the best value in the sky. We are the leader in providing customizable travel options starting with an unbundled fare. This allows our Guests to pay only for the options they choose — like bags, seat assignments and refreshments — something we call Á La Smarte. We make it possible for our Guests to venture further and discover more than ever before.

Our Fit Fleet® is one of the youngest and most fuel-efficient in the U.S. We serve destinations throughout the U.S., Latin America and the Caribbean and are dedicated to giving back and improving those communities. Come save with us at spirit.com. Additional Information About the JetBlue Tender Offer Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit's Investor Relations website at https://ir.spirit.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Important Additional Information Will be Filed with the SEC Frontier has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier's directors and executive officers is contained in Frontier's definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit's directors and executive officers is contained in Spirit's definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier's, Spirit's and JetBlue’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier's, Spirit's and JetBlue’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as "expects," "will," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company's services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements' attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier's cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier's operations including capital expenditures over the next 12 months; Frontier's expectation that based on the information presently known to management, the potential liability related to Frontier's current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies' expectation as to the likelihood of receipt of antitrust approvals; JetBlue's ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit's operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned "Risk Factors" in Frontier's, Spirit's and JetBlue’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Investor inquiries: DeAnne Gabel (954) 447-7920 investorrelations@spirit.com Okapi Partners LLC Bruce Goldfarb/Jason Alexander (212) 297-0720 info@okapipartners.com Media inquiries: Erik Hofmeyer Media_Relations@spirit.com Sard Verbinnen & Co. Andrew Cole / Robin Weinberg / Columbia Clancy (212) 687-8080 Spirit-SVC@sardverb.com